Exhibit 99.2

CAUSE NO. 09-02404

RED OAK PARTNERS, LLC, ET. AL	§	IN THE DISTRICT COURT
§
§
V.	§	DALLAS COUNTY, TEXAS
§
§
ROBERT A. KAISER, ET. AL	§	134TH JUDICIAL DISTRICT

ORDER REINSTATING CASE

On the Court’s own motion, this case is reopened and reinstated on a two-week trial docket beginning June 1, 2010 (Monday, May 31, 2010, is a Dallas County holiday).

DATED: February 15, 2010.

/s/ JAMES M. STANTON
JAMES M. STANTON